UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31
Date of reporting period: July 31, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS
INSTITUTIONAL TRUST

LEGG MASON WESTERN ASSET SMASh SERIES C FUND

FORM N-Q
JULY 31, 2010

Schedule of investments (unaudited)	July 31, 2010

LEGG MASON WESTERN ASSET SMASH SERIES C FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE

CORPORATE BONDS & NOTES — 90.1%

CONSUMER DISCRETIONARY — 6.2%

Media — 5.2%
Comcast Corp., Bonds	6.400%	5/15/38	$400,000	$442,843
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	290,000	376,489
Time Warner Cable Inc.	5.850%	5/1/17	640,000	712,032
Time Warner Cable Inc., Debentures	7.300%	7/1/38	340,000	408,889
WPP Finance UK, Senior Notes	8.000%	9/15/14	500,000	593,665

Total Media				2,533,918

Multiline Retail — 1.0%
Macy’s Retail Holdings Inc.	5.350%	3/15/12	450,000	466,875

TOTAL CONSUMER DISCRETIONARY				3,000,793

CONSUMER STAPLES — 12.1%

Beverages — 6.7%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,270,000	1,405,707
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	530,000	576,834
Dr. Pepper Snapple Group Inc., Senior Notes	6.820%	5/1/18	630,000	759,009
PepsiCo Inc., Senior Notes	7.900%	11/1/18	400,000	523,895

Total Beverages				3,265,445

Food & Staples Retailing — 2.2%
CVS Corp.	5.789%	1/10/26	24,519	24,970	(a)
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	388,533	427,859
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	510,000	602,580

Total Food & Staples Retailing				1,055,409

Food Products — 1.8%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	800,000	876,727

Tobacco — 1.4%
Reynolds American Inc.	6.750%	6/15/17	600,000	663,736

TOTAL CONSUMER STAPLES				5,861,317

ENERGY — 17.1%

Energy Equipment & Services — 2.7%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	650,000	812,350
Transocean Inc., Senior Notes	5.250%	3/15/13	500,000	492,081

Total Energy Equipment & Services				1,304,431

Oil, Gas & Consumable Fuels — 14.4%
ConocoPhillips, Notes	6.500%	2/1/39	500,000	622,607
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	620,000	665,744
Gazprom, Loan Participation Notes, Senior Notes	6.510%	3/7/22	250,000	252,825	(a)
Hess Corp., Notes	8.125%	2/15/19	170,000	219,048
Hess Corp., Notes	7.875%	10/1/29	510,000	637,206
Kerr-McGee Corp., Notes	6.950%	7/1/24	630,000	639,777
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	430,000	493,899
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,307,000	1,382,168
Shell International Finance BV, Senior Notes	4.375%	3/25/20	440,000	465,641
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	195,000	212,062	(a)
Williams Cos. Inc., Notes	7.875%	9/1/21	296,000	359,719
XTO Energy Inc., Senior Notes	5.650%	4/1/16	450,000	526,482
XTO Energy Inc., Senior Notes	6.500%	12/15/18	390,000	481,029

Total Oil, Gas & Consumable Fuels				6,958,207

TOTAL ENERGY				8,262,638

FINANCIALS — 34.8%

Capital Markets — 4.0%
Goldman Sachs Group Inc., Notes	6.600%	1/15/12	80,000	85,425
Goldman Sachs Group Inc., Notes	5.450%	11/1/12	20,000	21,422
Goldman Sachs Group Inc., Notes	4.750%	7/15/13	10,000	10,681
Goldman Sachs Group Inc., Notes	5.250%	10/15/13	150,000	162,688
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	30,000	31,479
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	10,000	10,327
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	750,000	828,214

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	July 31, 2010

LEGG MASON WESTERN ASSET SMASH SERIES C FUND
SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE

Capital Markets — continued
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	$1,210,000	$302,500	(a)(b)(c)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	320,000	832	(b)(d)(e)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	180,000	315	(b)
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	6.200%	9/26/14	230,000	50,025	(b)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	465,000	814	(b)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	400,000	435,686

Total Capital Markets				1,940,408

Commercial Banks — 9.6%
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	600,000	627,000	(a)(d)(e)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	40,000	31,200	(a)(d)(e)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	420,000	531,941	(a)(d)(e)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	200,000	190,098	(a)(d)(e)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	170,000	109,599	(a)(d)(e)
SunTrust Bank	7.250%	3/15/18	500,000	551,116
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	590,000	492,746	(e)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	1,000,000	856,300	(d)(e)
Wachovia Corp., Senior Notes	5.750%	6/15/17	235,000	259,667
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	490,000	446,808
Wells Fargo Capital XV, Junior Subordinated Notes	9.750%	9/26/13	500,000	545,650	(d)(e)

Total Commercial Banks				4,642,125

Consumer Finance — 3.8%
American Express Co., Notes	7.000%	3/19/18	800,000	945,943
American Express Co., Subordinated Debentures	6.800%	9/1/66	440,000	432,300	(e)
Caterpillar Financial Services Corp., Senior Notes	6.200%	9/30/13	160,000	182,950
GMAC Inc., Senior Notes	7.500%	12/31/13	71,000	74,106
GMAC Inc., Subordinated Notes	8.000%	12/31/18	43,000	41,979
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	170,000	116,236
SLM Corp., Senior Notes	8.000%	3/25/20	30,000	26,668

Total Consumer Finance				1,820,182

Diversified Financial Services — 11.9%
Bank of America Corp., Senior Notes	7.625%	6/1/19	400,000	468,259
Citigroup Inc., Notes	6.500%	8/19/13	120,000	131,703
Citigroup Inc., Senior Notes	6.000%	8/15/17	200,000	212,106
Citigroup Inc., Senior Notes	8.500%	5/22/19	180,000	219,092
Citigroup Inc., Senior Notes	6.875%	3/5/38	800,000	861,416
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	420,000	428,622
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	500,000	559,405
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	500,000	546,143
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	500,000	480,625	(e)
International Lease Finance Corp., Senior Notes	5.625%	9/15/10	1,200,000	1,203,000
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	550,000	609,740

Total Diversified Financial Services				5,720,111

Insurance — 4.4%
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	790,000	826,553
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	650,000	606,125
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	190,000	223,862	(a)
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/37	480,000	455,517	(e)

Total Insurance				2,112,057

Thrifts & Mortgage Finance — 1.1%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	505,000	535,796

TOTAL FINANCIALS				16,770,679

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	July 31, 2010

LEGG MASON WESTERN ASSET SMASH SERIES C FUND
SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE

HEALTH CARE — 3.6%

Health Care Providers & Services — 1.2%
WellPoint Inc., Notes	5.875%	6/15/17	$490,000	$550,991

Pharmaceuticals — 2.4%
GlaxoSmithKline Capital Inc., Senior Bonds	5.650%	5/15/18	600,000	695,202
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	60,000	70,906	(a)
Wyeth, Notes	5.950%	4/1/37	345,000	398,278

Total Pharmaceuticals				1,164,386

TOTAL HEALTH CARE				1,715,377

MATERIALS — 4.5%

Chemicals — 1.0%
PPG Industries Inc., Senior Notes	6.650%	3/15/18	400,000	477,511

Metals & Mining — 3.5%
Alcoa Inc., Notes	6.000%	7/15/13	30,000	32,581
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	550,000	642,317
Vale Overseas Ltd., Notes	6.875%	11/21/36	913,000	1,011,509

Total Metals & Mining				1,686,407

TOTAL MATERIALS				2,163,918

TELECOMMUNICATION SERVICES — 7.4%

Diversified Telecommunication Services — 5.2%
AT&T Inc.	6.300%	1/15/38	500,000	558,445
Telecom Italia Capital S.p.A., Senior Notes	5.250%	10/1/15	390,000	411,159
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	680,000	715,704
Verizon Communications Inc.	6.100%	4/15/18	30,000	34,778
Verizon Communications Inc., Senior Notes	5.500%	2/15/18	60,000	67,368
Verizon Communications Inc., Senior Notes	8.950%	3/1/39	500,000	722,960

Total Diversified Telecommunication Services				2,510,414

Wireless Telecommunication Services — 2.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	200,000	224,592
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	350,000	373,855	(a)
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	435,000	463,275

Total Wireless Telecommunication Services				1,061,722

TOTAL TELECOMMUNICATION SERVICES				3,572,136

UTILITIES — 4.4%

Electric Utilities — 3.6%
Exelon Corp., Bonds	5.625%	6/15/35	240,000	239,122
FirstEnergy Corp., Notes	7.375%	11/15/31	430,000	472,878
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	310,000	353,734
Pacific Gas & Electric Co., Senior Notes	5.625%	11/30/17	580,000	663,725

Total Electric Utilities				1,729,459

Independent Power Producers & Energy Traders — 0.0%
Energy Future Holdings Corp., Senior Notes	6.500%	11/15/24	50,000	21,750

Multi-Utilities — 0.8%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	350,000	379,558

TOTAL UTILITIES				2,130,767

TOTAL CORPORATE BONDS & NOTES (Cost — $41,566,160)				43,477,625

SOVEREIGN BONDS — 1.9%

Russia — 1.9%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	200,000	205,500	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	601,680	699,272	(a)

TOTAL SOVEREIGN BONDS (Cost — $875,305)				904,772

U.S. GOVERNMENT & AGENCY OBLIGATION — 4.3%

U.S. Government Obligations — 4.3%

U.S. Treasury Notes (Cost - $2,097,441)	2.375%	7/31/17	2,100,000	2,110,828

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $44,538,906)				46,493,225

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	July 31, 2010

LEGG MASON WESTERN ASSET SMASH SERIES C FUND
SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE

SHORT-TERM INVESTMENTS — 6.5%

U.S. Government Agencies — 0.7%

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.150%	8/23/10	$80,000	$79,993	(f)(g)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.170%	8/30/10	10,000	9,999	(f)(g)
Federal National Mortgage Association (FNMA), Discount Notes	0.170% - 0.180%	8/23/10	255,000	254,974	(f)(g)

Total U.S. Government Agencies (Cost — $344,966)				344,966

Repurchase Agreement — 5.8%

Barclays Capital Inc. tri-party repurchase
agreement dated 7/30/10; Proceeds at maturity -
$2,800,040; (Fully collateralized by U.S.
government obligations, 1.500% due 12/31/13;
Market value - $2,856,000) (Cost - $2,800,000)	0.170%	8/2/10	2,800,000	2,800,000

TOTAL SHORT-TERM INVESTMENTS (Cost — $3,144,966)				3,144,966

TOTAL INVESTMENTS — 102.8% (Cost — $47,683,872#)				49,638,191
Liabilities in Excess of Other Assets — (2.8)%				(1,375,406)

TOTAL NET ASSETS — 100.0%				$48,262,785

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of July 31, 2010.
(c)	Illiquid security.
(d)	Security has no maturity date. The date shown represents the next call date.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2010.
(f)	Rate shown represents yield-to-maturity.
(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset SMASh Series C Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Long-term investments†:
Corporate bonds & notes	—	$43,477,625	—	$43,477,625
Sovereign bonds	—	904,772	—	904,772
U.S. government & agency obligation	—	2,110,828	—	2,110,828

Total long-term investments	—	46,493,225	—	46,493,225

Short-term investments†	—	3,144,966	—	3,144,966

Total investments	—	$49,638,191	—	$49,638,191

Other financial instruments:
Futures contracts	$(879,743)	—	—	(879,743)
Credit default swaps on credit indices - sell protection‡	—	(62,453)	—	(62,453)

Total other financial instruments	$(879,743)	$(62,453)	—	$(942,196)

Total	$(879,743)	$49,575,738	—	$48,695,995

† See Schedule of Investments for additional detailed categorizations.
‡ Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps.
The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront

Notes to Schedule of Investments (unaudited) (continued)

payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Foreign Investment Risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Security Transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At July 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,061,748
Gross unrealized depreciation	(2,107,429)

Net unrealized appreciation	$1,954,319

At July 31, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN/(LOSS)
Contracts to Buy:

U.S. Treasury Bonds	8	9/10	$1,064,089	$1,082,000	$17,911

Contracts to Sell:

U.S. Treasury 10-Year Notes	163	9/10	19,539,095	20,181,437	(642,342)
U.S. Treasury 5-Year Notes	96	9/10	11,248,188	11,503,500	(255,312)

					(897,654)

Net unrealized loss on open futures contracts					$(879,743)

At July 31, 2010, the Fund held the following open swap contracts:

Credit Default Swaps on Credit Indices - Sell Protection1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)

Barclay’s Capital Inc. (CDX North America Crossover Index)	$4,840,000	12/20/12	0.600% quarterly	$(62,453)	$(72,472)	$10,019

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2010.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total

Interest Rate Contracts	$17,911	$(897,654)	—	$(879,743)
Credit Contracts	—	—	$(62,453)	(62,453)
Total	$17,911	$(897,654)	$(62,453)	$(942,196)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended July 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value

Futures contracts (to buy)	$515,100

Futures contracts (to sell)	23,148,771

Average Notional Balance

Credit default swap contracts (to sell protection)	$5,619,200

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of July 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $62,453. If a contingent feature would have been triggered as of July 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its swap transactions

ITEM 2.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer

Date:	September 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer

Date:	September 24, 2010

By:	/s/ Kaprel Ozsolak

Kaprel Ozsolak
Chief Financial Officer

Date:	September 24, 2010